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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Daniel L. Scharre, the Chief Executive Officer of Larscom Incorporated (the "Company"), and Donald W. Morgan, the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 13th day of May, 2004.

/s/ Daniel L. Scharre                              /s/ Donald W. Morgan
---------------------                              ----------------------
Daniel L. Scharre                                  Donald W. Morgan
Chief Executive Officer                            Chief Financial Officer